SPLASH
BEVERAGE GROUP

INVESTOR PRESENTATION

July 2020

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements. Forward-looking statements give our current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements involve risks and uncertainties and include statements regarding, among other things, our projected revenue growth and profitability, our growth strategies and opportunity, anticipated trends in our market and our anticipated needs for working capital. They are generally identifiable by use of the words "may," "will," "should," "anticipate," "estimate," "plans," "potential," "projects," "continuing," "ongoing," "expects," "management believes," "we believe," "we intend" or the negative of these words or other variations on these words or comparable terminology.

Additional examples of forward-looking statements in this presentation include, but are not limited to, our expectations regarding our business strategy, business prospects, the market in which we operate, operating results, operating expenses, working capital, liquidity and capital expenditure requirements. Important assumptions relating to the forward-looking statements include, among others, assumptions regarding demand for our products, the cost, terms and availability of components, pricing levels, the timing and cost of capital expenditures, competitive conditions and general economic conditions. These statements are based on our management's expectations, beliefs and assumptions concerning future events affecting us, which in turn are based on currently available information. These assumptions could prove inaccurate. Although we believe that the estimates and projections reflected in the forward-looking statements are reasonable, our expectations may prove to be incorrect.

This is not an offer to sell or a solicitation of an offer to buy any securities. Any such offer is only made by offering materials that are subject to specific terms and conditions, and only to Accredited Investors under the Federal Securities Laws. Neither the Securities and Exchange Commission, nor any other federal or state authority has passed upon or endorsed the merits of the accuracy or adequacy of the information in this presentation.

EXECUTIVE MANAGEMENT TEAM

Robert Nistico
Chief Executive Officer & Managing Partner

- 27 years experience in the Beverage Industry
- Executive management experience in all 3 Tiers of Beverage 3 Tier System. Served in executive roles with responsibilities for sales, marketing, distribution and brand development for beer, wine, spirits and non alcoholic beverage categories
- 5th Employee at Red Bull North America, Inc. and Served as SR Vice President & General Manager for Over 10 Years and took revenue from $0 to $1.6 Billion in annual revenue
- Most recently as President & CEO of Marley Beverages, led company from $0 to $45 Million in annual revenue in 3 years

Sanjeev Javia
Nutritional Scientist & Product Development

- Sports Nutrition & Fitness Industry Expert
- Throughout his career he has written over 430 nutritional plans for professional athletes , Olympic Gold Medalists , AD's and strength & conditioning coaches
- His client list includes Super Bowl MVPs Tom Brady and Kurt Warner, World Series Champions Curt Schilling and Randy Johnson, Stanley Cup Champions, PGA Players, Green Bay Packers, Red Sox & Denver Nuggets
- We believe Mr. Javia provides us a unique advantage that we expect to leverage and communicate at a time we deem proper

William Meissner
President & CMO

- 20 Years of leadership, sales and marketing experience in clean-label and functional Consumer Packaged Goods
- CEO of Sweet Leaf & Tradewinds Tea, CEO of Genesis Today (a VMS category leader), CEO of Tazza Pronto/Distant Lands Coffee, CEO of Jones Soda, President of Talking Rain, CMO of Fuze/NOS Beverage (Coca-Cola), Brand Director SoBe Beverages (PepsiCo), Nutritional Category Manager Tetra Pak
- Bill is a proven brand builder with experience growing consumer products with both large and limited budgets, He has taken multiple consumer brands from conception to +$100mm in revenue

Dean Huge
Chief Financial Officer

- 35 years experience in Accounting & Finance in both the public and private sectors
- Involved with in depth work in accounting, audits, IPOs, and secondary offerings (Managed four public offerings as CFO)
- Assisted numerous companies grow (including Catalyst Energy, Corp. which was named Inc. Magazine's Fastest Growing Company within 36 months
- Dean's experience includes expertise in financial services, manufacturing, distribution and SAAS type programs

*** Aida Aragon – Former VP Muscle Milk**

Jason Schwenck – Former RedBull VP Joining July 1

SPLASH BEVERAGE GROUP
BOARD OF DIRECTORS

Peter McDonough
Former President & CMIO, Diageo Americas from 2008 to 2016

(Confidential – to be announced end of month)
*Two **Well Known** Beverage Executives*

Robert Nistico, CEO & Founder
Co-Founder of Splash, Former Red Bull SVP&GM

Pete Carr *
President of Bacardi – former President of Diageo Control States

(Confidential – to be announced end of month)
*Two **Well Known** Beverage Executives*

Jack Mulhern *
Former President of Nestle USA

Justin Yorke, McGrain Financial
Partner

John Walsh *
Former Deloitte & Touche Partner

Red Bull DUPONT DIAGEO CELEBRATING LIFE, EVERY DAY, EVERYWHERE Nestlé BACARDI. ESTᴰ CUBA 1862 Deloitte.

** Transitioned to Advisory Board position*

CURRENT BRAND LINE UP

We believe we have strategically selected our Portfolio to maximize manufacturing & distribution efficiencies and spread (dilute) risk over multiple channels

TapouT Performance



TAPOUT
CITRUS KICK
TAPOUT
ZERO SUGAR
CHERRY LEMONADE BLAST

3 in 1 Hydration & Recovery Isotonic Sport Drink Formally Associated with the UFC, now Aligned with and Licensed by ABG and The World Wrestling Entertainment (the "WWE") .

Salt Tequila



SALT
CITRUS
SALT
SALTED CHOCOLATE
SALT
BERRY

We Believe the First Flavored Hand Crafted 100% agave 80-proof Tequila Line from Jalisco, Mexico

Planned Expansions

TAPOUT

"TapouT Energy Drink"

Hispanic Focused Launch Planned for Late 2019 in US and Latin America (Spanish Label)

prince

"prince"

Electrolyte Sport Chews & Beverage Planned for the Tennis and Golf Channels Late 2019

BRAND PORTFOLIO STRATEGY

Required (Minimum) Brand Attributes Incorporated that we believe Reduce & Dilute Risk



SALT
SALTED CHOCOLATE
100% DE AGAVE
SALT
CITRUS
100% DE AGAVE
SALT
BERRY
100% DE AGAVE

SALT Tequila

- We Believe We Are The First Flavored 100% Agave 80 Proof Tequila Line
- We think it has outstanding taste, especially given that it is 80 Proof
- We believe flavoring has influenced sales growth of Rum, Vodka ,and now, brown liquors such as whiskies and brandies– In our opinion, Tequila is next
- Positive Total Category Growth of 10.4% and High End Segment up 14.9% in 2019
- Pennsylvania Liquor Board authorized all 621 stores to carry SALT- The largest spirits buyer of the 17 Control States and, as such, we believe it is a leading influencer of merchandising in 16 other states where liquor sales are similarly controlled (i.e. "control states")
- We now have a national authorization with Total Wine, the largest private wine & spirits chain in the US and WalMart Spirits.
- Repeat orders in MEX in high-end grocery chains such as Soriana's have driven authorizations in other key chains such as Walmart MEX , HEB MEX, etc.
- We believe the brand is gender neutral and a has appeal to female consumers given due to the flavor profiles of chocolate, berry and citrus

SPLASH

KEY DRIVERS IN SPIRITS TODAY

SALT NATURALLY FLAVORED TEQUILA IS A TRIPLE WIN:

TEQUILA

IN THE LAST TEN YEARS, TEQUILA VOLUME HAS
GROWN BY 72%
(about 5.5% a year)

FLAVORS

12.3 MILLION
CASES OF TEQUILA WERE SOLD LAST YEAR
(UP 2.9% FROM 2018)

QUALITY

40 NEW TEQUILAS
WERE INTRODUCED IN 2014

FASTEST TEQUILA GROWTH HAS BEEN IN...

SUPER PREMIUM TEQUILA
$30+/bottle
Grown by 430% since 2002
(9.2% last year alone)

HIGH END TEQUILA
$18-$30/bottle
Grown 168% in volume since 2012
(7% last year alone)

10x
Growth of Flavored Spirits vs. Unflavored

14%
Annual Growth of Tequila Consumption in the US, driven by 100% Agave varieties. Second highest next to whiskey.*

*Distilled Spirits Council 2018

OUR HYBRID DISTRIBUTION MODEL USES ALL 3 ROUTES TO MARKET

DIRECT WAREHOUSE	National chains	Walmart, Kroger, Target
DIRECT STORE DELIVERY "DSD" WITH CLASS A DISTRIBUTORS	Independent local markets, regional chains	Budweiser, Red Bull, pepsi
BROADLINE DISTRIBUTORS	National & Regional chains, specialty food & C-Stores	unfi united natural foods, KeHE Solutions, McLANE, Core-Mark, DPI Specialty Foods

We have signed what we believe to be strategic key Broadline Distributors which should give us the ability to distribute to every national and regional chain – We consider this to be very important competitive advantage

BRAND ACTIVATION AND MARKETING


SALT
DOS EQUIS


SALT
naturally flavored
100% AGAVE TEQUILA
SMOOTH &
UNEXPECTED.
PURE DRINKABILITY
100% AGAVE TEQUILA
SALT Tequila App
App Store
Google play
www.SaltTequila.com
Contact@SaltTequila.com

EXODUS
LAS VEGAS

bpm
Festival




SALT
naturally flavored
100% AGAVE TEQUILA
STK
Wade Martin Studios


SALT
CHOCOLATE


SALT
CRAVE IT.


Taste
FREE
Plus
Merlot Madness
Premium Vodka
Red Wine & Desserts
Vintage
Cocktails
8 CLASSICS TO REDISCOVER


100 OF OUR FAVORITE THINGS
Pittsburgh
MAGAZINE
Celebrating
Best of Pittsburgh
Coffee Shop
Cheap Date
Martini
Dog Park
Pittsburghism
Secret Garden
Ice Cream Flavor
Rare Books
And More...


Philadelphia
BEST OF
PHILLY
259
WINNERS!
IN FOOD, FUN,
PEOPLE, STYLE,
SHOPPING
& MORE!


SALT
BERRY
BERRY
CITRUS
CITRUS
CHOCOLATE
CHOCOLATE

SPLAS
BEVERAGE GROUP

ILLUSTRATIVE EXAMPLES OF SPLASH'S MARKETING EXECUTION

All Brands on Shelf and Currently Available for Sale


FOUNDATION ROOM
Lingerie party
HOSTED BY:
SALT
naturally flavored
100% AGAVE TEQUILA
DJ SET BY:
ERIC
FURBES
FOUNDATION ROOM AT MANDALAY BAY | 9:00 PM - SUNRISE
SATURDAY NOVEMBER 21
RSVP TO SHAWN@CHEYENNEMARKETING.COM
SALT


SALT
SALT
SALT






CRAVE IT
SALT
SALT






SALT
SALT


SALT
100% AGAVE TEQUILA





SPLASH

BRAND PORTFOLIO STRATEGY – TapouT BEVERAGES - MUST HAVE MEASURABLE LEVEL OF EXISTING BRAND AWARENESS

Required (Minimum) Brand Attributes to Reduce & Dilute Risk

TapouT

- TapouT has 20 Years of Operating History and $200M of Sales in 2016 of Branded Merchandise. We Believe Our Partnership with the Core Brand Will Leverage Our Sales of TapouT Beverages
- New Partnership with WWE = 277M Impressions monthly in 62M households – All Celebrities to Wear TapouT Clothing
- TapouT athletic wear is already being sold at Major retailers ; we believe it appeals to both male and female consumers raising awareness to the core brand.
- New Branding Tied to WWE as Official Training Partner of TapouT ….. AND BILINGUAL.

We believe TapouT's vision is to become the next Under Armour and not exclusively an entertainment wrestling brand. In our view, there are already a variety of TapouT branded products & properties to help realize the TapouT vision, (TapouT branded Yoga Clothing, TapouT Gyms, TapouT Atheletic Equipment, TapouT Workout Videos, and TapouT Body Spray by Elizabeth Arden sold at in Wal-Mart, among others).


TAPOUT
CITRUS KICK
TAPOUT
FRUTOS CITRICOS
PERFECTLY BALANCED HYDRATION & RECOVERY


TAPOUT
ZERO SUGAR
CHERRY LEMONADE BLAST
TAPOUT
SIN AZÚCAR
ESTALLIDO DE CEREZA Y LIMON
PERFECTLY BALANCED HYDRATION & RECOVERY

TAPOUT'S WWE PARTNERSHIP


TAPOUT




VARIETY

FILM TV DIGITAL CONTENDERS VIDEO DIRT JOBS MORE

WWE to Relaunch Tapout Clothing Brand in New Joint Venture

Tapout had previously been closely aligned with MMA fighting.

Marc Graser
Senior Editor
@marcgraser

MOST POPULAR


WWE Talent
Television Programming
WWE Events
WWE Network
Music Original releases
Consumer Products
Home Video
Digital and Social Media
450+ million fans
WWE Studios
40+ films
8-10 new releases per year

WE BELIEVE THERE MAY BE AFFINITY FOR THE WWE AND ITS BRAND PARTNERS SUCH AS TapouT IN MORE THAN HALF OF US TV HOMES



MUSCLE & FITNESS
STARTER'S GUIDE 2016
JOHN CENA
TAPOUT
GET RIPPED
BEST SUPPS
1,100 LB SQUAT!
ULTIMATE TOTAL BODY WORKOUT
6-PACK SECRET



MUSCLE & FITNESS Hers
Ultimate Squat Challenge
WWE Diva Charlotte
CRUSH YOUR GOALS
TAPOUT
STRONG ARMS & SHOULDERS
5 Protein Meals
Your Perfect JEANS



116M
TOTAL U.S. TV HOMES
62M
WWE FAN HOMES

13M
PASSIONATE FANS

28M
CASUAL FANS

21M
LAPSED FANS

WWE MARKETING INTEGRATION WITH SPLASH'S TapouT BRANDED BEVERAGES – WWE HAS 739 MILLION FOLLOWS ON SOCIAL MEDIA TO LEVERAGE



DIGITAL MEDIA STATS
500 MILLION+
FANS & FOLLOWERS
You Tube
5 BILLION+
VIDEO VIEWS
WWE.COM
300 MILLION+
MOBILE APP
19 MILLION+



TAPOUT

DIGITAL MEDIA
We have developed customized digital media content for social media and in store promoting TapouT as the official fitness and training partner of the WWE:

- Integration on WWE YouTube Channel
- Geotargeted digital ads around specific events
- Email blasts to TapouT and WWE fans to drive store traffic

LIVE EVENTS



LIVE
320+ LIVE EVENTS EACH YEAR
52 WEEKS PER YEAR
6 EVENTS PER WEEK AVERAGE
2 MILLION ATTENDEES GLOBALLY
PPV
12 PAY-PER-VIEW LIVE EVENTS SCHEDULED ANNUALLY
Key tentpole events include:

Forbes names WWE one of the World's Top 10 Most Valuable Sports Brands in 2014



TAPOUT

ENDORSEMENTS
Talent to tweet or post announcement that TapouT product has launched at 7-Eleven.

- John Cena – 15 Million+ fans
- Bella Twins – 12 million + fans



ADDITIONAL INFLUENCERS

Sports – Professional Athletes & Coaching

➢ Leverage Personal Relationships and Employ "TapouT Dream Team" to Represent and Endorse Tapout (informally) via Social Media (More Names to Come)


smartwater

Tom Brady – NFL (TBD)



AJ Hawk - NFL


GARMIN
SHARP

Tom Danielson - Intl Cycling



Brea Scarborough – Olympic V-Ball



Matt Krause/Coaching - MLB



Steve Hess/Coaching - NBA


PASTRANA

Travis Pastrana – Extreme Sports


HONDA

Marco Andretti - INDY

SIGNIFICANT Q-1 /Q-2 DEVELOPMENTS

SPLASH BEVERAGE GROUP

- Walmart Spirits - SALT Tequila Has been Approved for Q-2 Start (**RNDC to Distribute**)
  Walmart.COM *AND* Walmart MEX – TapouT Verbally Approved, Shipping End Q-2
- OXXO Our Offer Was Verbally Approved OXXO has 18,000 Locations and We Traveled to HQ on Feb 23 - Distributor Will Inform Us on Timing, Should Be on Shelf End of Q-3 2020 – Anticipate 2,000 to 4,000 Stores to Start.
- Kroger PO for Food-4-Less in the SW U.S. Reissued - Buyer States Q-3 2020
- ADELCO The Largest and Most Effective Latin AM Distributor Has Agreed to Begin in Peru and Guatemala. Contract Being Marked UP Now. They Are Prepared to Start Q-3 2020
- GDC Gulf Distributing Co. of Mobile, L.L.C. Gulf Distribution, One of the Largest Beer and RedBull Distributors On Board, CAROLINA PREMIUM BEVERAGE Carolina Beverage and CAFFEY DISTRIBUTING Caffey Distributing all on board for TapouT in the Southeast US … to Replace Body Armour Network

SIGNIFICANT Q-1 / Q-2 DEVELOPMEMTS

- **Chile** – We Have Successfully Negotiated a Distribution Deal for BOTH brands. This Group Sells to All Major Chains Including Wal-Mart Chile. Three 20' Foot Containers to Start Beginning of Q-3 2020.

- **Colombia** – We Have Verbal Distribution Deal for BOTH brands. Standing by to Finalize Details and timing.

- 
Freixenet
CORDON NEGRO
EXTRA DRY
We Have Final Meeting for **EU** Distribution of SALT Tequila With Henkell, a Subsidiary of Dr Oetker The Owner of Freixenet Cava in SF CA in 2 Weeks.

Exclusive E-Com Platform

Q-PLASH Is our New E-Com Platform. We Hired The Team that was Amazons Largest Grocery/Beverage Fulfillment Group. This Gives Us Instant Coast to Coast Coverage and Our OWN Fully integrated Distribution Platform for ALL Beverage Categories Including an Exclusive Deal With Google to market Spirits (More to Come on This). This Group Will Add Significant Revenue to Splash.

SPLASH BEVERAGE GROUP, INC. AND SUBSIDIARIES
STATEMENTS OF OPERATIONS
(Unaudited)

PROFORM PROJECTIONS

	For the 3 months ending March 31, 2020	PROJECTIONS Year 1 Income Statement	Year 2 Income Statement	Year 3 Income Statement
Net revenues	$ 112,003	$ 6,964,286	$ 15,892,857	$ 37,500,000
Cost of goods sold	$ (107,214)	$ (5,040,000)	$ (11,040,000)	$ (25,410,000)
Gross margin	$ 4,788	$ 1,924,286	$ 4,852,857	$ 12,090,000
Operating expenses				
Contracted services	$ 237,981	$ -	$ -	$ -
Salary and wages	$ 241,676	$ 1,315,660	$ 1,585,658	$ 2,095,234
Other general and administrative	$ 431,265	$ 617,544	$ 1,112,144	$ 2,937,344
Sales and marketing	$ 23,012	$ 190,000	$ 476,786	$ 1,875,000
Total operating expenses	$ 933,935	$ 2,123,204	$ 3,174,588	$ 6,907,578
Loss from operations	$ (929,146)	$ (198,918)	$ 1,678,269	$ 5,182,422
Other income/(expense)	$ -	$ -	$ -	$ -
Interest income	$ 16,151	$ -	$ -	$ -
Interest expense, beneficial conversion	$ -	$ -	$ -	$ -
Interest expense, notes payable	$ (661,268)	$ (70,500)	$ (70,500)	$ (70,500)
Gain/Loss from debt extinguishment	$ -	$ -	$ -	$ -
Total other income/(expense)	$ (645,117)	$ (70,500)	$ (70,500)	$ (70,500)
Provision for income taxes	$ -			
Net loss	$ (1,574,263)	$ (269,418)	$ 1,607,769	$ 5,111,922

SPLASH BEVERAGE GROUP, INC. MERGER WITH CANFIELD MEDICAL

The merger between Splash Beverage Group, Inc. (“SBG”) and Canfield Medical Supply, Inc. (OTCQG: CNMF) is intended to create the ability for SBG to raise additional capital through the public arena and allow shareholders to buy in/exit at will. It is fully reporting and can raise further capital through a private placement or registered offering.

CNMF is an “operating” PubCo that allows the surviving entity to quickly up-list to NASDAQ or other stock exchanges that allow larger investors and institutions to participate according to their standard covenants. The timelines are scheduled below.


Splash Beverage Group, Inc.
Canfield Medical Supply
Closing March 31, 2020 (8k filed)
Filed a Private Placement offering July 19, 2020
File a Registration for a Public Offering August 2020
File for up listing to NASDAQ 4th Quarter 2020


SPLASH
BEVERAGE GROUP